UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-772
                                   ------------


                            AXP EQUITY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:    11/30
                         --------------
Date of reporting period:    5/31
                         --------------

AXP(R)
   Equity
       Select
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                    May 31, 2004

AXP Equity Select Fund seeks to provide shareholders with growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
  with Portfolio Management                 4

Investments in Securities                   9

Financial Statements                       12

Notes to Financial Statements              15

Proxy Voting                               26

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF MAY 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                         Duncan Evered
Since                                                              2/00
Years in industry                                                    19

FUND OBJECTIVE

For investors seeking growth of capital.

Inception dates
A: 6/4/57       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INVPX        B: IDQBX        C: AESCX        Y: IESYX

Total net assets                                         $2.163 billion

Number of holdings                                                   92

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                        LARGE
                   X    MEDIUM   SIZE
                        SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Technology 32.4%
Health care 20.5%
Consumer discretionary 17.8%
Industrials 10.0%
Energy 8.9%
Financials 6.0%
Short-term securities* 2.1%
Materials 1.3%
Telecommunications 1.0%

* 1.3% of the securities in this category is due to security lending activity. 0.8% of the short-term securities is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Whole Foods Market (Retail -- general)                               3.9%
Biogen Idec (Health care products)                                   3.7
Fastenal (Industrial services)                                       2.8
Legg Mason (Broker dealers)                                          2.7
Biomet (Health care products)                                        2.6
Paychex (Computer software & services)                               2.5
Williams-Sonoma (Retail -- general)                                  2.4
Fiserv (Computer software & services)                                2.2
Diagnostic Products (Health care products)                           2.2
Invitrogen (Health care products)                                    2.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

Fund holdings are subject to change.

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3   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Duncan Evered discusses the Fund's results and positioning for the six months ended May 31, 2004.

Q:   How did AXP Equity Select Fund perform for the first half of fiscal year
     2004?

A: AXP Equity Select Fund's Class A shares, excluding sales charge, rose 1.18% for the six months ended May 31, 2004. This was less than the Russell MidCap(R) Growth Index, which advanced 5.42% for the period. It was also less than the Fund's peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which climbed 3.34% for the same time frame.

     Investors have faced a number of challenges since last autumn, including the possibility of higher inflation, uncertainty about job growth, a possible change in Federal Reserve monetary policy and renewed terrorism fears. Between November and February, overall stock market performance was driven by gains in lower-quality, higher-volatility stocks that the Fund generally avoided. For most of the period, investors showed little concern about balance sheet debt or share price volatility.

     While we are disappointed with the Fund's results for the fiscal period, we believe our midcap growth stock-picking strategy remains sound. We feel it has the potential to be as effective for the Fund in a rising equity market as it was during the

(bar graph)
                      PERFORMANCE COMPARISON
            For the six-month period ended May 31, 2004
6%
                                 (bar 2)
5%                               +5.42%
                                                    (bar 3)
4%                                                  +3.34%

3%

2%           (bar 1)
             +1.18%
1%

0%

(bar 1) AXP Equity Select Fund Class A (excluding sales charge)
(bar 2) Russell MidCap(R) Growth Index(1) (unmanaged)
(bar 3) Lipper Mid-Cap Growth Funds Index(2)

(1) Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> While we are disappointed with the Fund's results for the fiscal period, we believe our midcap growth stock-picking strategy remains sound.(end callout quote)

AVERAGE ANNUAL TOTAL RETURNS
                             Class A                Class B                   Class C                    Class Y
(Inception dates)           (6/4/57)               (3/20/95)                 (6/26/00)                  (3/20/95)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)       POP(5)
as of May 31, 2004
6 months*                +1.18%     -4.64%     +0.73%       -3.27%       +0.73%       -0.27%       +1.26%       +1.26%
1 year                  +15.32%     +8.69%    +14.43%      +10.43%      +14.43%      +14.43%      +15.47%      +15.47%
3 years                  +1.61%     -0.37%     +0.82%       -0.17%       +0.79%       +0.79%       +1.77%       +1.77%
5 years                  +2.50%     +1.29%     +1.71%       +1.57%        N/A          N/A         +2.65%       +2.65%
10 years                +10.96%    +10.31%      N/A          N/A          N/A          N/A          N/A          N/A
Since inception           N/A        N/A      +10.83%      +10.83%       -4.17%       -4.17%      +11.84%      +11.84%

as of June 30, 2004
6 months*                +3.60%     -2.35%     +3.24%       -0.76%       +3.24%       +2.24%       +3.74%       +3.74%
1 year                  +18.28%    +11.47%    +17.42%      +13.42%      +17.42%      +17.42%      +18.50%      +18.50%
3 years                  +2.97%     +0.96%     +2.19%       +1.22%       +2.19%       +2.19%       +3.15%       +3.15%
5 years                  +1.99%     +0.79%     +1.21%       +1.07%        N/A          N/A         +2.15%       +2.15%
10 years                +11.65%    +10.99%      N/A          N/A          N/A          N/A          N/A          N/A
Since inception           N/A        N/A      +11.11%      +11.11%       -3.32%       -3.32%      +12.12%      +12.12%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Questions & Answers

     exceptionally weak market of 2001 and 2002. We are encouraged by the fact that higher-quality companies have fared somewhat better than the overall market since February amid growing prospects for higher interest rates. Generally speaking, higher credit costs have historically had a more negative effect on lower-quality companies.

Q:   What factors significantly affected performance?

A: The Fund lagged its benchmark and peers primarily due to stock selection in the consumer discretionary and health care sectors. This positioning more than offset above-average capital appreciation among the Fund's holdings in the energy sector, a sector where the Fund's weighting was about twice that of the Russell MidCap Growth Index. In addition, the Fund had no holdings in the telecommunications industry, a disadvantage in the early months of 2004 when speculative stocks that we did not own such as Sprint PCS advanced sharply.

     Overall, sector allocations had only a modest effect on relative performance. A higher-than-index weighting in energy exploration, production and service firms had a favorable impact as the energy sector began to catch up with other cyclical groups. The energy area is one where there appears to be a need for more exploration, refining and transportation capacity after years of underinvestment. Finally, a reduction in reserves at some oil firms and international unrest has made well-managed energy companies more attractive.

     In the consumer area, the Fund's results were negatively affected by our media stock selections and a lower-than-index position in gaming stocks, a consumer discretionary segment that did well over the fiscal period. Rather than bet on industries highly dependent on consumer confidence, the Fund's consumer stock focus has been oriented toward quality consumer staples firms such as Whole Foods Market, a natural foods supermarket chain, and Starbucks Coffee. In the long run, we feel investors will reward such well-managed businesses to a greater degree. In fact, both Whole Foods Market and Starbucks were positive contributors to the Fund's results for the six months ended May 31, 2004.

     Within health care, Biogen Idec, a biotechnology company, was a significant individual contributor during the period. The stock advanced strongly following news about the company's early filing of a drug application for Antegren, its new multiple sclerosis treatment. The company is also benefiting from a merger that appears to have produced synergies in research, manufacturing, sales and marketing. However, several health care

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6   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Questions & Answers

     stocks did not work out as well as expected during the period, and this resulted in underperformance in this area. For example, American Pharmaceutical Partners, a generic drug maker, was weak amid concern that the firm's stock might be overvalued.

     Over the fiscal period, the Fund's technology stock positioning also hampered results. The technology sector weakened in the first quarter after leading the broad equity market for most of last year. A significant detractor from the Fund's results was Novellus Systems. Given the type of customers Novellus typically serves, the semiconductor capital equipment company did not benefit from higher technology spending as much as some of its peers. In addition, Novellus focuses more on domestic markets rather than regions such as Asia where capital spending has been higher.

Q:   What changes did you make to the portfolio?

A: Given that better economic growth should enhance corporate earnings and support selected sectors, we made some positioning adjustments, adapting to the current market within the overall strategy of the Fund. During the past several months, we added selectively to a few technology stocks where we believed fundamentals were improving, while selling some technology stocks such as McData that did not meet our expectations. Although technology companies experienced a difficult period in demand from 2001 to mid 2003, we think their outlook is now brighter as the improving economy spurs technology spending, and we have slightly higher-than-benchmark exposure in this area.

     In the consumer area, we beefed up the Fund's portfolio during the period by adding two companies we believe are especially well-run -- Coach, which distributes leather goods, and Outback Steakhouse. In health care, we added two biotechnology firms -- Neurocrine Biosciences and MGI Pharma, which are respectively working on drugs to treat insomnia and post-chemotherapy nausea.

Q:   How are you positioning the portfolios for the months ahead?

A: The Fund's positioning is really defined by stock specific factors, rather than economic or market trends. As always, our goal is to assemble a portfolio of about 60 to 80 mid-sized U.S. companies that we believe are high quality and that exhibit a variety of growth characteristics. Our stock selection is based on the strength of company management, the nature of a company's franchise, its durability, its defensibility, its consistency and the company's financial situation.

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7   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Questions & Answers

     In our view, the outlook for the stock market in 2004 remains favorable. However, we believe the most significant risk to a continued stock rally is sustained interest rate increases. To help manage this risk, we are focusing on companies whose average debt-to-capital ratio (the amount of debt relative to its financial resources) is significantly lower than the average of companies that make up the Fund's Russell MidCap Growth Index benchmark. As the cost of credit climbs in the coming months, we feel companies with the strongest balance sheets will be in the best position to capitalize on global expansion opportunities. As always, we will continue to focus on up-and-coming middle size companies that we believe have the combination of people, process and business opportunities necessary to become larger companies.

(bar chart)
                         Long-term debt-to-capital ratio
                           of AXP Equity Select Fund'
                       portfolio holdings compared to the
                           Russell MidCap Growth Index

              As of May 31, 2004, based on weighted averages

30%               (bar 1)
25%               27.04%
20%                                            (bar 2)
15%                                            16.18%
10%
 5%
 0%

(bar 1) Russell MidCap(R) Growth Index (Fund's benchmark)
(bar 2) AXP Equity Select Fund portfolio holdings

The Fund is focusing on quality companies with lower levels of debt given the potential for a higher interest rate environment. The chart shows that companies in the portfolio have debt levels which are slightly more than half that of companies in the Fund's benchmark.

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8   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Investments in Securities

AXP Equity Select Fund

May 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (99.2%)
Issuer                                         Shares             Value(a)

Banks and savings & loans (1.3%)
Investors Financial Services                  710,000           $27,775,200

Broker dealers (2.8%)
Legg Mason                                    678,400            59,502,464

Chemicals (1.4%)
Sigma-Aldrich                                 521,100            29,760,021

Computer hardware (1.3%)
Network Appliance                           1,375,900(b)         27,242,820

Computer software & services (22.9%)
Acxiom                                      1,220,000            29,402,000
Adobe Systems                                 415,700            18,552,691
Advent Software                               657,800(b)         12,445,576
BMC Software                                2,600,000(b)         45,864,000
Citrix Systems                                381,250(b)          8,025,313
Dendrite Intl                               2,555,400(b,e)       42,905,166
Digital River                                 492,900(b)         15,481,989
DST Systems                                   604,400(b)         29,035,376
Electronic Arts                               384,700(b)         19,554,301
Fair Isaac                                  1,110,850            38,602,038
Fiserv                                      1,301,500(b)         49,222,729
Intuit                                        214,800(b)          8,415,864
Juniper Networks                            1,695,313(b)         35,448,999
Manugistics Group                           1,917,450(b)          8,532,653
McData Cl B                                   217,853(b)            980,339
Paychex                                     1,442,400            54,104,423
QLogic                                        192,900(b)          5,922,030
SunGard Data Systems                        1,523,600(b)         42,218,956
Symantec                                      560,000(b)         25,648,000
Synopsys                                      194,200(b)          5,748,320
Total                                                           496,110,763

Electronics (8.6%)
Altera                                        657,700(b)         15,054,753
American Power Conversion                   1,450,000            26,245,000
Broadcom Cl A                                 527,000(b)         22,244,670
KLA-Tencor                                    248,500(b)         11,972,730
Maxim Integrated Products                     932,400            47,393,892
Microchip Technology                        1,241,900            39,380,649
Novellus Systems                              556,500(b)         18,525,885
PMC-Sierra                                    423,400(b)          5,969,940
Total                                                           186,787,519

Energy (6.3%)
Apache                                        804,900            32,485,764
EOG Resources                                  94,800             5,065,164
Murphy Oil                                    613,800            40,056,588
Newfield Exploration                          568,000(b)         28,258,000
Pogo Producing                                655,300            29,803,044
Total                                                           135,668,560

Energy equipment & services (2.8%)
BJ Services                                   417,400(b)         17,484,886
ENSCO Intl                                    825,000            21,978,000
Nabors Inds                                   485,300(b,c)       20,091,420
Total                                                            59,554,306

Financial services (1.0%)
CapitalSource                                 481,000(b)         10,452,130
T. Rowe Price Group                           250,000            12,040,000
Total                                                            22,492,130

Health care products (15.6%)
American Pharmaceutical
  Partners                                    720,000(b)         25,416,000
Biogen Idec                                 1,292,000(b)         80,297,800
Biomet                                      1,423,300            57,102,796
Diagnostic Products                         1,150,000            48,438,000
Invitrogen                                    690,000(b)         47,920,500
Kinetic Concepts                              220,150(b)         10,677,275
MedImmune                                     556,700(b)         13,399,769
MGI Pharma                                     33,900(b)          2,180,109
Neurocrine Biosciences                         33,400(b)          1,913,486
St. Jude Medical                              219,700(b)         16,754,322
Techne                                        850,000(b)         32,937,500
Total                                                           337,037,557

Health care services (5.1%)
Express Scripts Cl A                          276,600(b)         21,646,716
Health Management
  Associates Cl A                           1,744,500            38,361,555
Lincare Holdings                              910,800(b)         30,611,988
Omnicare                                      480,300            20,652,900
Total                                                           111,273,159

See accompanying notes to investments in securities.
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9   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Issuer                                         Shares             Value(a)

Industrial services (3.9%)
Cintas                                        511,400           $23,207,332
Fastenal                                    1,175,450            60,841,292
Total                                                            84,048,624

Insurance (1.0%)
Axis Capital Holdings                         468,700(c)         13,100,165
Willis Group Holdings                         209,500(c)          7,470,770
Total                                                            20,570,935

Lodging & gaming (0.5%)
GTECH Holdings                                 36,600             2,059,482
Intl Game Technology                          250,000             9,825,000
Total                                                            11,884,482

Media (4.2%)
Catalina Marketing                          1,035,000(b)         17,481,150
Citadel Broadcasting                          631,800(b)          9,982,440
Univision Communications Cl A               1,210,100(b)         39,388,755
Westwood One                                  850,000(b)         23,060,500
Total                                                            89,912,845

Multi-industry (6.2%)
Danaher                                       920,000            43,267,600
DeVry                                         801,900(b)         21,699,414
Martin Marietta Materials                     451,900            19,354,877
Robert Half Intl                            1,025,000            28,679,500
Strayer Education                             185,900            21,674,081
Total                                                           134,675,472

Restaurants (4.6%)
Brinker Intl                                  425,000(b)         15,708,000
CBRL Group                                    395,900            12,767,775
Cheesecake Factory (The)                      583,200(b)         22,756,464
Outback Steakhouse                            150,000             6,367,500
Starbucks                                   1,038,400(b)         42,200,576
Total                                                            99,800,315

Retail -- general (8.1%)
99 Cents Only Stores                          966,300(b)         18,755,883
Staples                                       674,400            18,599,952
Whole Foods Market                          1,000,000            86,000,000
Williams-Sonoma                             1,635,300(b)         52,247,835
Total                                                           175,603,670

Telecom equipment & services (1.0%)
Corning                                       979,700(b)         12,138,483
JDS Uniphase                                2,962,000(b)         10,218,900
Total                                                            22,357,383

Textiles & apparel (0.6%)
Coach                                         301,000(b)         13,126,610

Total common stocks
(Cost: $1,807,157,143)                                       $2,145,184,835

Short term securities (2.1%)(f)
Issuer                  Annualized             Amount             Value(a)
                       yield on date         payable at
                        of purchase           maturity
U.S. government agencies (1.2%)
Federal Home Loan Mtge Corp Disc Nts
   07-15-04                1.05%           $9,200,000            $9,187,897
   07-20-04                1.03             6,668,000             6,657,861
   07-22-04                1.03             7,900,000             7,887,862
Federal Natl Mtge Assn Disc Nts
   06-16-04                1.00             1,400,000             1,399,297
   07-07-04                1.03               800,000               799,130
Total                                                            25,932,047

Commercial paper (0.9%)
Bank of Ireland
   08-23-04                1.13             5,000,000(d)          4,986,503
Nordea North America
   07-16-04                1.08             8,000,000             7,988,158
Receivables Capital
   08-02-04                1.11             6,300,000(d)          6,287,146
Total                                                            19,261,807

Total short-term securities
(Cost: $45,194,095)                                             $45,193,854

Total investments in securities
(Cost: $1,852,351,238)(g)                                    $2,190,378,689

See accompanying notes to investments in securities.

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10   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31, 2004, the value of foreign securities represented 1.9% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2004, the value of these securities amounted to $11,273,649 or 0.5% of net assets.

(e) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended May 31, 2004 are as follows:

     Issuer            Beginning    Purchase     Sales     Ending      Dividend             Value(a)
                         cost         cost       cost       cost        income
     Dendrite Intl    $35,834,683  $1,793,410     $--    $37,628,093      $--              $42,905,166

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 1.3% of this category (see Note 5 to the financial statements). 0.8% of the short-term securities is the Fund's cash equivalent position.

(g) At May 31, 2004, the cost of securities for federal income tax purposes was approximately $1,852,351,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                               $436,019,000
     Unrealized depreciation                                (97,991,000)
                                                            -----------
     Net unrealized appreciation                           $338,028,000
                                                           ------------

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11   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Select Fund

May 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
     Investments in securities of unaffiliated issuers (identified cost $1,812,044,395)                  $2,145,493,184
     Investments in securities of affiliated issuers (identified cost $40,306,843)                           44,885,505
                                                                                                             ----------
Total investments in securities (identified cost $1,852,351,238)                                          2,190,378,689
Capital shares receivable                                                                                       619,555
Dividends and accrued interest receivable                                                                       650,121
Receivable for investment securities sold                                                                       972,184
U.S. government securities held as collateral (Note 5)                                                          862,537
                                                                                                                -------
Total assets                                                                                              2,193,483,086
                                                                                                          -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                               268,785
Capital shares payable                                                                                          121,213
Payable for investment securities purchased                                                                     276,509
Payable upon return of securities loaned (Note 5)                                                            29,588,537
Accrued investment management services fee                                                                       34,499
Accrued distribution fee                                                                                         22,650
Accrued service fee                                                                                                 584
Accrued transfer agency fee                                                                                      12,712
Accrued administrative services fee                                                                               2,770
Other accrued expenses                                                                                          119,351
                                                                                                                -------
Total liabilities                                                                                            30,447,610
                                                                                                             ----------
Net assets applicable to outstanding capital stock                                                       $2,163,035,476
                                                                                                         ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                 $    1,835,818
Additional paid-in capital                                                                                2,044,131,528
Net operating loss                                                                                           (8,670,263)
Accumulated net realized gain (loss) (Note 7)                                                              (212,289,058)
Unrealized appreciation (depreciation) on investments                                                       338,027,451
                                                                                                            -----------
Total -- representing net assets applicable to outstanding capital stock                                 $2,163,035,476
                                                                                                         ==============
Net assets applicable to outstanding shares:                  Class A                                    $1,483,164,811
                                                              Class B                                    $  444,647,371
                                                              Class C                                    $   14,973,891
                                                              Class I                                    $    6,361,750
                                                              Class Y                                    $  213,887,653
Net asset value per share of outstanding capital stock:       Class A shares            123,945,730      $        11.97
                                                              Class B shares             40,065,429      $        11.10
                                                              Class C shares              1,349,319      $        11.10
                                                              Class I shares                525,958      $        12.10
                                                              Class Y shares             17,695,333      $        12.09
                                                                                         ----------      --------------
* Including securities on loan, at value (Note 5)                                                        $   28,733,438
                                                                                                         --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Statement of operations
AXP Equity Select Fund

Six months ended May 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                               $ 3,445,749
Interest                                                                                                    213,837
Fee income from securities lending (Note 5)                                                                 288,707
                                                                                                            -------
Total income                                                                                              3,948,293
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        5,225,262
Distribution fee
     Class A                                                                                              1,876,692
     Class B                                                                                              2,248,174
     Class C                                                                                                 75,066
Transfer agency fee                                                                                       1,986,505
Incremental transfer agency fee
     Class A                                                                                                109,801
     Class B                                                                                                 79,776
     Class C                                                                                                  2,392
Service fee -- Class Y                                                                                      104,098
Administrative services fees and expenses                                                                   528,081
Compensation of board members                                                                                 9,150
Custodian fees                                                                                               90,481
Printing and postage                                                                                        162,900
Registration fees                                                                                            98,614
Audit fees                                                                                                   14,500
Other                                                                                                        15,122
                                                                                                             ------
Total expenses                                                                                           12,626,614
     Earnings credits on cash balances (Note 2)                                                              (8,058)
                                                                                                             ------
Total net expenses                                                                                       12,618,556
                                                                                                         ----------
Investment income (loss) -- net                                                                          (8,670,263)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                 (771,646)
Net change in unrealized appreciation (depreciation) on investments                                      31,552,598
                                                                                                         ----------
Net gain (loss) on investments                                                                           30,780,952
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $22,110,689
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Equity Select Fund
                                                                                   May 31, 2004        Nov. 30, 2003
                                                                                 Six months ended       Year ended
                                                                                    (Unaudited)
Operations
Investment income (loss) -- net                                                  $   (8,670,263)     $  (17,100,420)
Net realized gain (loss) on investments                                                (771,646)         33,389,178
Net change in unrealized appreciation (depreciation) on investments                  31,552,598         295,017,138
                                                                                     ----------         -----------
Net increase (decrease) in net assets resulting from operations                      22,110,689         311,305,896
                                                                                     ----------         -----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                        115,124,855         293,342,894
     Class B shares                                                                  45,082,506         129,430,100
     Class C shares                                                                   2,402,968           6,579,289
     Class I shares                                                                   6,420,442                  --
     Class Y shares                                                                  31,919,249         126,890,655
Payments for redemptions
     Class A shares                                                                (126,456,243)       (188,497,903)
     Class B shares (Note 2)                                                        (43,398,240)        (73,379,727)
     Class C shares (Note 2)                                                         (1,884,243)         (2,034,138)
     Class I shares                                                                     (30,273)                 --
     Class Y shares                                                                 (20,416,903)        (82,734,317)
                                                                                    -----------         -----------
Increase (decrease) in net assets from capital share transactions                     8,764,118         209,596,853
                                                                                      ---------         -----------
Total increase (decrease) in net assets                                              30,874,807         520,902,749
Net assets at beginning of period                                                 2,132,160,669       1,611,257,920
                                                                                  -------------       -------------
Net assets at end of period                                                      $2,163,035,476      $2,132,160,669
                                                                                 ==============      ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Equity Select Fund

(Unaudited as to May 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Equity Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Equity Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in medium-sized companies and also may invest in small- and large-sized companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of May 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 0.29% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
15   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
16   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
17   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $1,130,376 for the six months ended May 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

--------------------------------------------------------------------------------
18   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,076,586 for Class A, $195,845 for Class B and $2,378 for Class C for the six months ended May 31, 2004.

During the six months ended May 31, 2004, the Fund's custodian and transfer agency fees were reduced by $8,058 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $327,970,262 and $296,709,359, respectively, for the six months ended May 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $17,994 for the six months ended May 31, 2004.

--------------------------------------------------------------------------------
19   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                             Six months ended May 31, 2004
                                              Class A       Class B      Class C     Class I*      Class Y
Sold                                        9,535,762     4,021,562      214,566      528,464    2,629,835
Issued for reinvested distributions                --            --           --           --           --
Redeemed                                  (10,494,007)   (3,875,135)    (167,126)      (2,506)  (1,683,740)
                                          -----------    ----------     --------       ------   ----------
Net increase (decrease)                      (958,245)      146,427       47,440      525,958      946,095
                                             --------       -------       ------      -------      -------

* Inception date was March 4, 2004.

                                                               Year ended Nov. 30, 2003
                                              Class A       Class B      Class C      Class I      Class Y
Sold                                       28,570,242    13,573,269      684,023          N/A   12,256,616
Issued for reinvested distributions                --            --           --          N/A           --
Redeemed                                  (18,504,278)   (7,719,749)    (210,197)         N/A   (8,054,117)
                                          -----------    ----------     --------       ------   ----------
Net increase (decrease)                    10,065,964     5,853,520      473,826          N/A    4,202,499
                                          -----------    ----------     --------       ------   ----------

5. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2004, securities valued at $28,733,438 were on loan to brokers. For collateral, the Fund received $28,726,000 in cash and U.S. government securities valued at $862,537. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $288,707 for the six months ended May 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50 % or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended May 31, 2004.

--------------------------------------------------------------------------------
20   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $204,143,567 as of Nov. 30, 2003, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                          2004(f)      2003        2002        2001       2000
Net asset value, beginning of period                                $11.83       $10.06      $10.71      $16.35     $16.90
Income from investment operations:
Net investment income (loss)                                          (.04)        (.08)       (.10)       (.09)      (.09)
Net gains (losses) (both realized and unrealized)                      .18         1.85        (.55)      (1.57)       .83
Total from investment operations                                       .14         1.77        (.65)      (1.66)       .74
Less distributions:
Distributions from realized gains                                       --           --          --       (3.98)     (1.29)
Net asset value, end of period                                      $11.97       $11.83      $10.06      $10.71     $16.35

Ratios/supplemental data
Net assets, end of period (in millions)                             $1,483       $1,478      $1,155      $1,241     $1,462
Ratio of expenses to average daily net assets(b)                     1.01%(c)     1.18%       1.25%       1.16%       .95%
Ratio of net investment income (loss) to average daily net assets    (.65%)(c)    (.83%)      (.96%)      (.80%)     (.50%)
Portfolio turnover rate (excluding short-term securities)              14%          26%         15%         57%       106%
Total return(d)                                                      1.18%(e)    17.59%      (6.07%)    (12.53%)     3.93%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended May 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
21   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                          2004(f)      2003        2002        2001       2000
Net asset value, beginning of period                                $11.02       $ 9.44      $10.13      $15.78     $16.46
Income from investment operations:
Net investment income (loss)                                          (.08)        (.14)       (.16)       (.16)      (.18)
Net gains (losses) (both realized and unrealized)                      .16         1.72        (.53)      (1.51)       .79
Total from investment operations                                       .08         1.58        (.69)      (1.67)       .61
Less distributions:
Distributions from realized gains                                       --           --          --       (3.98)     (1.29)
Net asset value, end of period                                      $11.10       $11.02      $ 9.44      $10.13     $15.78

Ratios/supplemental data
Net assets, end of period (in millions)                               $445         $440        $321        $290       $279
Ratio of expenses to average daily net assets(b)                     1.78%(c)     1.96%       2.03%       1.93%      1.72%
Ratio of net investment income (loss) to average daily net assets   (1.42%)(c)   (1.61%)     (1.74%)     (1.58%)    (1.27%)
Portfolio turnover rate (excluding short-term securities)              14%          26%         15%         57%       106%
Total return(d)                                                       .73%(e)    16.74%      (6.81%)    (13.22%)     3.19%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended May 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
22   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                          2004(g)      2003        2002        2001       2000(b)
Net asset value, beginning of period                                $11.02       $ 9.44      $10.13      $15.78     $17.74
Income from investment operations:
Net investment income (loss)                                          (.08)        (.14)       (.16)       (.13)      (.08)
Net gains (losses) (both realized and unrealized)                      .16         1.72        (.53)      (1.54)     (1.88)
Total from investment operations                                       .08         1.58        (.69)      (1.67)     (1.96)
Less distributions:
Distributions from realized gains                                       --           --          --       (3.98)        --
Net asset value, end of period                                      $11.10       $11.02      $ 9.44      $10.13     $15.78

Ratios/supplemental data
Net assets, end of period (in millions)                                $15          $14          $8          $4         $2
Ratio of expenses to average daily net assets(c)                     1.78%(d)     1.97%       2.06%       1.97%      1.72%(d)
Ratio of net investment income (loss) to average daily net assets   (1.41%)(d)   (1.61%)     (1.76%)     (1.62%)    (1.35%)(d)
Portfolio turnover rate (excluding short-term securities)              14%          26%         15%         57%       106%
Total return(e)                                                       .73%(f)    16.74%      (6.81%)    (13.22%)   (11.05%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended May 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
23   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Nov 30,                                           2004(b)
Net asset value, beginning of period                                $12.52
Income from investment operations:
Net investment income (loss)                                          (.02)
Net gains (losses) (both realized and unrealized)                     (.40)
Total from investment operations                                      (.42)
Net asset value, end of period                                      $12.10

Ratios/supplemental data
Net assets, end of period (in millions)                                 $6
Ratio of expenses to average daily net assets(c)                      .65%(d)
Ratio of net investment income (loss) to average daily net assets    (.16%)(d)
Portfolio turnover rate (excluding short-term securities)              14%
Total return(e)                                                     (3.35%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                          2004(f)      2003        2002        2001       2000
Net asset value, beginning of period                                $11.94       $10.13      $10.77      $16.41     $16.94
Income from investment operations:
Net investment income (loss)                                          (.03)        (.06)       (.08)       (.07)      (.05)
Net gains (losses) (both realized and unrealized)                      .18         1.87        (.56)      (1.59)       .81
Total from investment operations                                       .15         1.81        (.64)      (1.66)       .76
Less distributions:
Distributions from realized gains                                       --           --          --       (3.98)     (1.29)
Net asset value, end of period                                      $12.09       $11.94      $10.13      $10.77     $16.41

Ratios/supplemental data
Net assets, end of period (in millions)                               $214         $200        $127         $92        $81
Ratio of expenses to average daily net assets(b)                      .85%(c)     1.00%       1.10%       1.00%       .82%
Ratio of net investment income (loss) to average daily net assets    (.48%)(c)    (.66%)      (.80%)      (.65%)     (.33%)
Portfolio turnover rate (excluding short-term securities)              14%          26%         15%         57%       106%
Total return(d)                                                      1.26%(e)    17.87%      (5.94%)    (12.46%)     4.05%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended May 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
25   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
26   --   AXP EQUITY SELECT FUND   -- 2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Equity Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          August 3, 2004